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                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary                [ ] Confidential, for Use of the Commission
                                   Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SHELBOURNE PROPERTIES II, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
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   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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                      High Equity Partners L.P. - Series 86
                          5 Cambridge Center, 9th Floor
                               Cambridge, MA 02142


Dear Limited Partner,


     The consent solicitation statement previously sent to you with respect to the conversion of High Equity Partners L.P. - Series 86 (the "Partnership") into a publicly-traded real estate investment trust expires on April 16, 2001 and will not be extended.

     If you previously completed and returned your consent form, it is not necessary to respond to this correspondence. Otherwise, please complete, sign and return the enclosed consent form to the depositary, American Stock Transfer & Trust Company, in the enclosed pre-addressed, postage paid envelope.

     If you have any additional questions please call the information agent for the consent solicitation, MacKenzie Partners, Inc., at (800) 322-2885.


                                          Very truly yours,

                                          RESOURCES HIGH EQUITY, INC.,
                                            general partner